                               1997 CONSENT FORM

                     CENCOM CABLE INCOME PARTNERS II, L.P.

         FOR DELIVERY BY OR BEFORE 10:00 A.M. ON [              ], 1997

                      THIS VOTE IS SOLICITED ON BEHALF OF

                     THE PARTNERSHIP BY THE GENERAL PARTNER

    The undersigned Limited Partner hereby: acknowledges receipt of the letter of the General Partner of Cencom Cable Income Partners II, L.P. (the "Partnership"), the Notice of Written Vote of the Limited Partners of the
Partnership and the accompanying Disclosure Statement, all dated [           ],
1997 (the "Disclosure Materials"); acknowledges that the undersigned Limited Partner has reviewed the Disclosure Materials; and hereby

APPROVES the Transaction                                                     / /
ABSTAINS from Voting on the Transaction                                      / /
DISAPPROVES the Transaction                                                  / /

    Please sign exactly as name appears below. When Limited Partner interests are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

If a corporation, the president or other authorized person should sign in the full corporate name. If a partnership, any authorized person should sign in the full partnership name.

    IF THIS CONSENT FORM IS EXECUTED AND RETURNED AND NO VOTE IS INDICATED HEREON, THE UNDERSIGNED LIMITED PARTNER WILL BE DEEMED TO HAVE VOTED TO APPROVE THE TRANSACTION.

                                          DATED:                , 1997

                                          --------------------------------------

                                                       (Signature)

                                          --------------------------------------

                                               (Signature if held jointly)

         PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS CONSENT FORM

                           IN THE ENCLOSED ENVELOPE.